North Star Opportunity Fund

a series of Northern Lights Fund Trust II

Class I Shares	NSOIX
Class A Shares	NSOPX

Supplement dated February 6, 2012

to the Prospectus dated December 19, 2011

The Fund intends to distribute substantially all of its net investment income quarterly and net capital gains annually. Any contrary references in the Fund's Prospectus and Statement of Additional Information should be disregarded.

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This Supplement, and both the existing Prospectus and Statement of Additional Information both dated December 19, 2011, provide relevant information for all shareholders and should be retained for future reference.  Both the Prospectus and the Statement of Additional Information dated December 19, 2011 have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-855-580-0900.